                                                                      Exhibit 99

                    Form 4 Joint Filer Information

Name:                                  Pegasus Capital, LLC

Address:                               C/O Pegasus Capital Advisors, L.P.
                                       99 River Road
                                       Cos Cob, CT 06807

Date of Event Requiring Statement:     03/14/12

Name:                                  PCA LSG Holdings, LLC

Address:                               C/O Pegasus Capital Advisors, L.P.
                                       99 River Road
                                       Cos Cob, CT 06807

Date of Event Requiring Statement:     03/14/12